Item 1: Report to Shareholders

International Stock Portfolio	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

International stocks declined in the first half of 2005, joining U.S. equities in slightly negative territory. Concerns about rising oil prices and slowing global economic growth contributed to the weakness in overseas markets. In addition, the U.S. dollar rebounded against major foreign currencies, reducing returns for U.S. investors. In dollar terms, Latin American stocks posted the best results, while European markets and Japan were relatively sluggish.

Performance Comparison
Periods Ended 6/30/05	6 Months	12 Months
International Stock Portfolio	-2.08%	9.75%
MSCI EAFE Index	-0.85	14.13
Lipper Variable Annuity
Underlying International
Growth Funds Average	-1.02	11.87

The portfolio delivered poor results through the first six months of 2005, trailing both the MSCI EAFE benchmark and the Lipper benchmark, which measures the average return of similarly managed funds. Relative performance over the past 12 months told a similar story due primarily to an underweight position in non-Japan Asia and disappointing stock selection in the financials and consumer sectors. For the first time in a while, both growth and value stocks registered similar returns so far this year, although value was dominant over the 12-month period. The long-term outperformance of value over growth has trimmed fund performance relative to the MSCI EAFE Index since the fund has maintained a growth-oriented investment style.

MARKET ENVIRONMENT

Market Performance
Six Months	Local	Local Currency	U.S.
Ended 6/30/05	Currency	vs. U.S. Dollars	Dollars
France	13.40%	-10.93%	1.00%
Germany	8.26	-10.93	-3.57
Hong Kong	3.53	-0.01	3.52
Italy	8.42	-10.93	-3.44
Japan	1.87	-7.53	-5.80
Mexico	6.48	3.40	10.10
Netherlands	15.69	-10.93	3.04
Singapore	8.61	-3.25	5.10
Sweden	15.05	-14.90	-2.09
Switzerland	11.95	-11.24	-0.63
United Kingdom	8.09	-6.64	0.92
Source: RIMES Online, using MSCI indices.

Rising oil prices, fears of global inflation, and rising bond yields contributed to poor performance to date in 2005, following a strong advance in the second half of last year. Emerging markets continued to lead the way, although they suffered most during a correction earlier in the year as risk-averse investors redirected their assets to less volatile regions.

Among the developed markets, Japan lagged once again because of the strong yen and a pause in the country’s economic recovery. Japan’s economy remains dependent on global consumers as domestic demand is still fragile. European markets also languished, reflecting a sluggish economic environment in Germany and France.

Higher oil prices and improved investor sentiment drove energy stocks, while food and tobacco stocks were particularly strong in the consumer staples segment. Utilities shares were also outstanding performers as investors sought defensive issues with relatively high dividend yields. Pharmaceuticals did well, but the information technology (IT) sector was a major disappointment, although semiconductor and Internet stocks rallied late in the period.

Performance Comparison
Periods Ended 6/30/05	6 Months	12 Months
MSCI EAFE Growth Index	-1.47%	11.73%
MSCI EAFE Value Index	-0.22	16.47

PORTFOLIO REVIEW

Energy stocks benefited from the sharp rise in oil prices, which topped $60 a barrel near the end of the period. Among the major contributors to performance was Brazilian oil producer Petrobras, the largest oil company in Latin America, which was boosted by increased production resulting from several new offshore drilling platforms. In addition, overweight positions in two large European oil producers, Total of France and the U.K.’s Shell Transport & Trading, also contributed favorably to results. (Please refer to our portfolio of investments for a complete listing of portfolio holdings and the amount each represents of the portfolio.)

Sector Diversification
	Percent of	Percent of
	Net Assets	Net Assets
	12/31/04	6/30/05
Financials	26.3%	30.7%
Consumer Discretionary	17.1	17.0
Health Care	8.0	9.8
Energy	7.8	8.9
Telecommunication Services	9.8	7.6
Industrials and Business Services	8.8	7.2
Information Technology	7.4	7.0
Consumer Staples	7.4	5.4
Materials	3.9	2.4
Utilities	1.6	1.3
Other and Reserves	1.9	2.7
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Energy stock selection was not the only positive factor during the first half. Several telecommunication services and IT stocks also enhanced relative performance. Mexican wireless provider America Movil rallied sharply as it continued to build its business in an increasing number of Latin American markets. In the IT area, one of the best contributors was I-Flex, an Indian company that provides IT services to the financial industry. The company reported better-than-expected earnings and raised forecasts for the remainder of the year. Taiwan Semiconductor likewise did well, reflecting strong quarterly earnings.

On the downside, stock selection in the financials and consumer discretionary sectors detracted the most from relative results. Nomura Holdings, the largest brokerage firm in Japan, reported a substantial decline in earnings because of weakness in its underwriting business. Mitsui Fudosan, another Japanese financial holding, also trimmed performance. In the consumer discretionary sector, Europe-based home improvement retailer Kingfisher slumped after warning of lower profits because of slowing demand, while shares of satellite provider British Sky Broadcasting fell as the challenge of retaining and attracting customers seems likely to become increasingly difficult.

On a regional basis, the portfolio’s overweight in emerging markets stocks contributed positively to performance, especially in Latin America; several of the portfolio’s top individual performers mentioned earlier were Latin American stocks. In contrast, an underweight in non-Japan Asian markets hindered relative performance, as did stock selection in the U.K., including our position in Compass Group, which disappointed over the first half.

OUTLOOK

Company balance sheets are strong, and we expect earnings to rise, although at a more measured rate than in 2004. Several factors are creating slightly greater risk than in the recent past, however. Low bond yields have supported stock prices for some time, but shorter-term yields have been rising in the U.S., and risk premiums could go up if the Federal Reserve decides to tighten monetary policy beyond the measured pace it has so far adopted. The price of oil remains elevated, and the dollar is still relatively weak despite its recent rise. That said, growth stocks tend to do best when the economy is growing steadily, and large-caps normally do better than small-caps in this environment. If this scenario unfolds as we expect, our large-cap growth bias should position the portfolio well in coming months.

The outlook for European profits remains largely positive. With European equities currently trading at attractive earnings multiples, we believe the downside risk for stocks in this arena is limited. In addition, the balance sheet restructuring that has been taking place is leading to healthy cash generation. We continue to be troubled by stubbornly high oil prices, which have affected consumer confidence. The wars in Iraq and Afghanistan threaten global stability as the horrific terrorist attacks in London all too vividly reminded us, but international financial markets have so far been resilient.

Japan’s economy should regain momentum in the second half of 2005, underpinned by an uplift in consumer spending. The risks here are the same as for Europe, namely high oil prices, rising U.S. interest rates, and a weak dollar as well as an upward trend in raw materials prices. We believe, however, that resilient domestic consumer demand will overcome these negatives.

Emerging markets continue to look healthy to us. Recent stock market declines were driven by the same issues discussed in regard to Europe and Japan. While ensuing risk aversion on the part of investors has prompted caution, we believe domestic demand is now driving growth in emerging markets, which are increasingly less dependent on global trade factors. In addition, political and economic stability is improving in these regions. Stock valuations appear attractive compared with those of developed markets, and our focus on high-quality stocks in consumer-sensitive industries such as media, retailers, banks, and mobile phone operators bodes well for investors, in our view.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.
July 21, 2005

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and the Far East). The index represents the major markets of the world.

MSCI EAFE Growth Index: Benchmark for international growth stock performance.

MSCI EAFE Value Index: Benchmark for international value stock performance.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Portfolio Highlights
Twenty-Five Largest Holdings
		Percent of
		Net Assets
Company	Country	6/30/05
GlaxoSmithKline	United Kingdom	3.3
Total	France	2.7
Vodafone	United Kingdom	2.1
Sanofi-Aventis	France	2.0
Shell Transport & Trading	United Kingdom	1.9
UBS	Switzerland	1.9
UniCredito	Italy	1.8
Royal Bank of Scotland	United Kingdom	1.7
Nestle	Switzerland	1.7
Banco Bilbao
Vizcaya Argentaria	Spain	1.6
Eni	Italy	1.4
LVMH	France	1.3
Petroleo Brasileiro	Brazil	1.3
Credit Suisse Group	Switzerland	1.2
Assicurazioni Generali	Italy	1.2
	United States/
Carnival	United Kingdom	1.1
British Sky Broadcasting	United Kingdom	1.1
Mitsubishi	Japan	1.1
Reed Elsevier	United Kingdom	1.1
Nokia	Finland	1.1
Securitas	Sweden	1.0
National Bank of Greece	Greece	1.0
AXA	France	1.0
Societe Generale	France	1.0
France Telecom	France	1.0
Total		37.6
Note: Table excludes investments in the T. Rowe Price Reserve Investment
Fund and collateral for securities lending.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Average Annual Compound Total Return

Periods Ended 6/30/05	1 Year	5 Years	10 Years
International Stock Portfolio	9.75%	-4.44%	4.03%
MSCI EAFE Index	14.13	-0.17	5.57
Lipper Variable Annuity Underlying
International Growth Funds Average	11.87	-4.17	5.56

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304. Total returns do not include charges imposed by your insurance company’s separate account. If these were included, performance would have been lower.

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

International Stock Portfolio

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	1/1/05 to
	1/1/05	6/30/05	6/30/05
Actual	$1,000.00	$979.20	$5.15
Hypothetical
(Assumes 5% return
before expenses)	1,000.00	1,019.59	5.26

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.05%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181)
divided by the days in the year (365) to reflect the half-year period.

Financial Highlights
T. Rowe Price International Stock Portfolio
(Unaudited)
			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$13.44	$11.94	$9.26	$11.47	$15.07	$19.04

Investment activities
Net investment income (loss)	0.16	0.14	0.13	0.10	0.24	0.07
Net realized and
unrealized gain (loss)	(0.44)	1.50	2.69	(2.20)	(3.59)	(3.46)

Total from
investment activities	(0.28)	1.64	2.82	(2.10)	(3.35)	(3.39)

Distributions
Net investment income	–	(0.14)	(0.13)	(0.10)	(0.25)	(0.10)
Net realized gain	–	–	(0.01)	(0.01)	–	(0.48)

Total distributions	–	(0.14)	(0.14)	(0.11)	(0.25)	(0.58)

NET ASSET VALUE
End of period	$13.16	$13.44	$11.94	$9.26	$11.47	$15.07

Ratios/Supplemental Data
Total return^	(2.08)%	13.77%	30.52%	(18.29)%	(22.21)%	(17.84)%
Ratio of total expenses to
average net assets	1.05%†	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment
income (loss) to average
net assets	2.38%†	1.11%	1.22%	0.93%	1.90%	0.43%
Portfolio turnover rate	71.1%†	30.4%	26.9%	28.8%	27.7%	41.7%
Net assets, end of period
(in thousands)	$485,450	$518,106	$508,876	$439,350	$550,329	$662,159

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
† Annualized
**Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price International Stock Portfolio
June 30, 2005 (Unaudited)

	Shares	Value
(Cost and value in $ 000s)

AUSTRALIA 1.0%
Common Stocks 1.0%
AMP	339,500	1,663
BHP Billiton	137,395	1,880
Brambles Industries §	238,900	1,481
Total Australia (Cost $3,672)		5,024

BELGIUM 1.3%
Common Stocks 1.3%
Fortis	174,760	4,826
UCB	27,064	1,316
Total Belgium (Cost $5,463)		6,142

BRAZIL 1.8%
Common Stocks 1.8%
Petroleo Brasileiro
(Petrobras) ADR (USD)	133,520	6,147
Tele Norte Leste ADR (USD) §	154,100	2,566
Total Brazil (Cost $5,245)		8,713

CANADA 0.9%
Common Stocks 0.9%
Research In Motion (USD) *§	29,100	2,146
Telus (Non-voting shares)	68,600	2,333
Total Canada (Cost $3,901)		4,479

CHINA 0.6%
Common Stocks 0.6%
China Telecom (HKD)	1,318,000	466
China Telecom 144A (HKD)	3,596,000	1,273
China Unicom (HKD)	1,550,000	1,302
Total China (Cost $2,819)		3,041

DENMARK 0.9%
Common Stocks 0.9%
Novo Nordisk, Series B	84,655	4,307
Total Denmark (Cost $3,347)		4,307

FINLAND 1.1%
Common Stocks 1.1%
Nokia OYJ	309,570	5,151
Total Finland (Cost $2,043)		5,151

FRANCE 10.9%
Common Stocks 10.9%
AXA §	201,517	5,010
Compagnie de Saint-Gobain §	52,080	2,877
France Telecom §	169,100	4,911
Hermes International §	15,540	3,130
L’Oreal §	15,296	1,097
LVMH §	80,870	6,225
Sanofi-Aventis §	118,887	9,731
Societe Generale §	48,628	4,925
Sodexho Alliance §	60,379	1,861
Total	55,803	13,065
Total France (Cost $30,762)		52,832

GERMANY 2.6%
Common Stocks 2.6%
Allianz	11,903	1,362
Commerzbank	224,900	4,861
Hypo Real Estate Holding	120,460	4,572
Siemens	22,343	1,624
Total Germany (Cost $11,828)		12,419

GREECE 2.0%
Common Stocks 2.0%
Hellenic Telecommunications *	12,500	235
National Bank of Greece	148,310	5,058
OPAP	152,600	4,384
Total Greece (Cost $9,252)		9,677

HONG KONG 1.7%
Common Stocks 1.7%
Cheung Kong Holdings	268,000	2,591
Esprit Holdings	260,500	1,874
Li & Fung	872,000	1,804
Sun Hung Kai Properties	221,000	2,174
Total Hong Kong (Cost $6,456)		8,443

INDIA 0.9%
Common Stocks 0.9%
I-Flex Solutions	127,100	2,306
Reliance Industries	102,450	1,512
Zee Telefilms	109,500	391
Total India (Cost $3,479)		4,209

IRELAND 1.2%
Common Stocks 1.2%
Anglo Irish Bank	361,900	4,486
CRH	57,600	1,514
Total Ireland (Cost $6,104)		6,000

ITALY 7.5%
Common Stocks 7.5%
Alleanza Assicurazioni §	213,740	2,316
Assicurazioni Generali §	179,971	5,602
Banca Intesa S.p.A.	926,300	3,948
Enel §	533,400	4,635
Eni S.p.A. §	267,917	6,877
Mediobanca §	243,700	4,551
UniCredito §	1,629,700	8,572
Total Italy (Cost $32,118)		36,501

JAPAN 22.1%
Common Stocks 22.1%
AIFUL	33,225	2,467
Astellas Pharmaceutical	127,000	4,334
Benesse	39,700	1,266
Canon	42,900	2,247
Credit Saison §	37,000	1,226
Dai Nippon Printing	177,000	2,844
Daikin Industries	59,500	1,481
Daiwa Securities Group	291,000	1,790
Fanuc §	44,100	2,795
Funai Electric §	14,500	1,482
HOYA	18,400	2,114
INPEX	294	1,652
JSR §	91,500	1,918
KDDI	884	4,079
Keyence	10,000	2,226
Kyocera	23,700	1,806
Leopalace21 §	111,400	1,844
Marui	152,100	2,037
Mitsubishi	400,500	5,418
Mitsubishi Estate	137,000	1,499
Mitsubishi Tokyo Financial §	524	4,423
Mitsui Fudosan	360,000	4,031
Mitsui Trust Holdings §	204,000	2,081
NEC	198,000	1,064
Nidec	20,400	2,148
Nissan §	248,200	2,443
Nitto Denko	25,600	1,456
Nomura Securities §	329,300	3,910
ORIX	18,500	2,766
Resona Holdings *§	1,478,000	2,745
Rohm Company	17,700	1,698
Secom	100,000	4,284
Sega Sammy Holdings	30,900	1,887
Shin-Etsu Chemical	69,800	2,638
SMC	10,900	1,182
Sony §	52,200	1,798
Sumitomo Mitsui Financial	692	4,662
Suzuki Motor	108,000	1,692
T&D Holdings §	32,600	1,525
Takeda Chemical Industries	39,800	1,968
Toray Industries §	437,000	2,065
Toyota Motor	131,000	4,684
Trend Micro §	58,000	2,050
USS §	22,250	1,422
Total Japan (Cost $97,740)		107,147

LUXEMBOURG 0.4%
Common Stocks 0.4%
SES Global GDR	116,800	1,760
Total Luxembourg (Cost $1,735)		1,760

MEXICO 2.6%
Common Stocks 2.6%
America Movil ADR
Series L (USD)	72,000	4,292
Grupo Financiero Banorte	181,500	1,196
Grupo Modelo, Series C	462,000	1,441
Grupo Televisa ADR (USD)	33,300	2,068
Wal-Mart de Mexico
Series V §	849,226	3,443
Total Mexico (Cost $7,016)		12,440

NETHERLANDS 0.6%
Common Stocks 0.6%
Koninklijke Numico *	79,306	3,162
Total Netherlands (Cost $1,578)		3,162

NORWAY 1.0%
Common Stocks 1.0%
Norsk Hydro	24,091	2,200
Orkla	6,170	226
Statoil ASA §	113,300	2,301
Total Norway (Cost $4,151)		4,727

SINGAPORE 0.6%
Common Stocks 0.6%
United Overseas Bank	167,424	1,408
United Overseas Land *	16,742	23
Venture	165,000	1,561
Total Singapore (Cost $2,418)		2,992

SOUTH AFRICA 0.7%
Common Stocks 0.7%
Naspers (N shares)	195,900	2,427
Standard Bank Group	106,100	1,023
Total South Africa (Cost $3,593)		3,450

SOUTH KOREA 1.3%
Common Stocks 1.3%
Hyundai GDR 144A (USD)	49,700	1,404
Kookmin Bank	31,900	1,453
Samsung Electronics	7,486	3,550
Total South Korea (Cost $4,494)		6,407

SPAIN 3.8%
Common Stocks 3.8%
Banco Bilbao
Vizcaya Argentaria	518,576	7,977
Cia Distrib Integral Logista	47,500	2,419
Enagas	109,800	1,938
Indra Sistemas	30,300	598
Telefonica	104,622	1,708
Telefonica ADR (USD)	29,516	1,443
Vallehermoso	96,300	2,269
Vallehermoso Rights,
7/12/05 *§	96,300	71
Total Spain (Cost $15,879)		18,423

SWEDEN 1.0%
Common Stocks 1.0%
Securitas, Series B	305,452	5,089
Total Sweden (Cost $5,016)		5,089

SWITZERLAND 6.1%
Common Stocks 6.1%
Cie Financ Richemont
Equity Units, Class A	105,400	3,530
Credit Suisse Group	147,400	5,777
Nestle §	31,603	8,069
Roche Holding §	23,400	2,948
UBS	119,240	9,271
Total Switzerland (Cost $19,393)		29,595

TAIWAN 1.1%
Common Stocks 1.1%
Acer	917,000	1,803
Far Eastone Telecom
GDR (USD)	105,500	2,004
Taiwan Semiconductor *	870,564	1,506
Total Taiwan (Cost $4,785)		5,313

THAILAND 0.7%
Common Stocks 0.7%
Bangkok Bank NVDR, GDR	702,300	1,716
Kasikornbank NVDR, GDR	1,330,100	1,770
Total Thailand (Cost $3,592)		3,486

TURKEY 0.8%
Common Stocks 0.8%
Turkiye Garanti Bankasi *	354,100	1,521
Turkiye Is Bankasi	382,000	2,219
Total Turkey (Cost $3,006)		3,740

UNITED KINGDOM 19.5%
Common Stocks 19.5%
AstraZeneca	115,798	4,788
Barclays	481,087	4,776
British Sky Broadcasting	579,946	5,469
Capita Group	552,500	3,631
Carnival	41,227	2,343
Emap	97,500	1,356
GlaxoSmithKline	665,563	16,068
GUS	270,300	4,252
iSOFT Group	279,200	2,094
Kingfisher	927,344	4,067
Reed Elsevier	565,759	5,405
Royal Bank of Scotland	268,217	8,082
Shell Transport & Trading	956,535	9,271
Signet Group	1,288,800	2,504
Tesco	558,280	3,182
Unilever	311,405	2,995
Vodafone	4,155,014	10,102
WPP Group	403,670	4,143
Total United Kingdom (Cost $79,010)		94,528

UNITED STATES 1.9%
Common Stocks 0.6%
Carnival	59,300	3,235
		3,235
Money Market Funds 1.3%
T. Rowe Price Reserve
Investment Fund 3.14% #†	6,241,881	6,242
		6,242
Total United States (Cost $9,238)		9,477

SECURITIES LENDING COLLATERAL 17.2%
Money Market Pooled Account 17.2%
Investment in money market
pooled account managed by
JP Morgan Chase Bank
London 3.198% #	83,518,491	83,519
Total Securities
Lending Collateral (Cost $83,519)		83,519

Total Investments in Securities
115.8% of Net Assets (Cost $472,652)		$ 562,193

(1)	Denominated in currency of country of incorporation unless
otherwise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company – See Note 5
§	All or a portion of this security is on loan at June 30, 2005 -
See Note 2
144A	Security was purchased pursuant to Rule 144A under the
Securities Act of 1933 and may be resold in transactions
exempt from registration only to qualified institutional buy-
ers – total value of such securities at period-end amounts to
$2,677 and represents 0.6% of net assets
ADR	American Depository Receipts
GDR	Global Depository Receipts
HKD	Hong Kong dollar
NVDR Non Voting Depository Receipt
USD	United States dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
June 30, 2005 (Unaudited)
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $6,242)	$6,242
Non-affiliated companies (cost $466,410)	555,951

Total investments in securities	562,193
Cash	47
Foreign currency (cost $2,603)	2,594
Dividends and interest receivable	592
Receivable for investment securities sold	8,800
Receivable for shares sold	136
Other assets	897

Total assets	575,259

Liabilities
Payable for investment securities purchased	4,826
Payable for shares redeemed	209
Obligation to return securities lending collateral	83,519
Due to affiliates	447
Other liabilities	808

Total liabilities	89,809

NET ASSETS	$485,450

Net Assets Consist of:
Undistributed net investment income (loss)	$6,001
Undistributed net realized gain (loss)	(117,125)
Net unrealized gain (loss)	89,536
Paid-in-capital applicable to 36,880,708 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	507,038

NET ASSETS	$485,450

NET ASSET VALUE PER SHARE	$13.16

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price International Stock Portfolio
(Unaudited)
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $778)	$8,238
Securities lending	267
Interest	8

Total income	8,513

Investment management and administrative expense	2,607

Net investment income (loss)	5,906

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities (net of foreign taxes of $10)	39,824
Foreign currency transactions	(449)

Net realized gain (loss)	39,375

Change in net unrealized gain (loss)
Securities	(55,681)
Other assets and liabilities
denominated in foreign currencies	(37)

Change in net unrealized gain (loss)	(55,718)

Net realized and unrealized gain (loss)	(16,343)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(10,437)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
(Unaudited)
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,906	$5,511
Net realized gain (loss)	39,375	18,809
Change in net unrealized gain (loss)	(55,718)	39,166

Increase (decrease) in net assets from operations	(10,437)	63,486

Distributions to shareholders
Net investment income	–	(5,358)

Capital share transactions *
Shares sold	21,334	47,800
Distributions reinvested	–	5,358
Shares redeemed	(43,553)	(102,056)

Increase (decrease) in net assets from capital
share transactions	(22,219)	(48,898)

Net Assets
Increase (decrease) during period	(32,656)	9,230
Beginning of period	518,106	508,876

End of period	$485,450	$518,106

(Including undistributed net investment income of $6,001
at 6/30/05 and $95 at 12/31/04)

*Share information
Shares sold	1,601	3,899
Distributions reinvested	–	411
Shares redeemed	(3,279)	(8,359)

Increase (decrease) in shares outstanding	(1,678)	(4,049)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price International Stock Portfolio
June 30, 2005 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1994. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2005, approximately 15% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, the value of loaned securities was $79,327,000; aggregate collateral consisted of $83,519,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $173,711,000 and $193,539,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2004, the fund had $156,444,000 of unused capital loss carryforwards, of which $35,702,000 expire in 2009, $70,854,000 expire in 2010, and $49,888,000 expire in 2011.

At June 30, 2005, the cost of investments for federal income tax purposes was $472,652,000. Net unrealized gain aggregated $89,536,000 at period-end, of which $96,929,000 related to appreciated investments and $7,393,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At June 30, 2005, the fund had no deferred tax liability, and $169,000 of capital loss carryforwards that expire in 2009, $3,159,000 that expire in 2010, and $1,995,000 that expire thereafter through 2013.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 1.05% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $71,000, and the value of shares of the Reserve Funds held at June 30, 2005, and December 31, 2004, was $6,242,000 and $9,565,000, respectively.

On September 29, 2004, Price Associates fully reimbursed the fund for a $53,000 loss realized on the sale of foreign currency sold in error. The reimbursement had no impact on total return for the year ended December 31, 2004.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response and steps taken were satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared the rate to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s single fee rate was generally above the median management fee rate for comparable funds, but generally below the median expense ratio for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Series, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005